Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Znomics, Inc. for the quarter ended September 30, 2012, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-Q of Znomics, Inc. for the quarter ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, fairly presents in all material respects, the financial condition and results of operations of Znomics, Inc.

By:	/s/ Gordon F. Stofer
Name:	Gordon F. Stofer
Title:	Chief Executive Officer
Date:	November 9, 2012

By:	/s/ David G. Latzke
Name:	David G. Latzke
Title:	Chief Financial Officer
Date:	November 9, 2012